UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET INFLATION INDEXED PLUS

BOND FUND

FORM N-Q

SEPTEMBER 30, 2012

WESTERN ASSET INFLATION INDEXED PLUS BOND FUND

Schedule of investments (unaudited)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 88.9%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	27,409,300	$37,203,848
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	32,772,564	43,060,069
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	13,134,737	17,006,410
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	9,675,173	15,357,073
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	4,418,001	6,319,469
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	19,860,368	32,969,759
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	19,303,328	28,173,806	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	4,153,573	6,101,532
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	3,285,263	3,569,386
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	22,704,034	23,704,419
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	24,560,958	26,324,361
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	17,581,901	18,471,985
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	6,629,334	7,291,750
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	26,873,734	30,123,789
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	25,005,420	26,499,894
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	9,541,229	11,077,520
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	22,631,710	26,544,529
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	19,670,430	21,190,285
U.S. Treasury Notes, Inflation Indexed	2.625%	7/15/17	11,795,365	14,253,035
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	17,547,614	20,532,077
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	14,046,250	16,464,846
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	3,020,035	3,705,912
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	4,646,307	5,707,699
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	5,231,888	6,254,969
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	39,014,905	46,186,937
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	21,957,696	25,136,424
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	11,864,039	12,950,334
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	11,138,858	12,171,808

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $492,203,348)				544,353,925

ASSET-BACKED SECURITIES - 0.0%
Bear Stearns Asset Backed Securities Inc., 2003-ABF1 A	0.587%	1/25/34	54,766	42,328	(b)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2002-4 2A1	0.957%	10/25/32	61,970	54,859	(b)
Countrywide Asset-Backed Certificates, 2002-1 A	0.777%	8/25/32	26,986	18,850	(b)
EMC Mortgage Loan Trust, 2003-B A1	0.767%	11/25/41	129,865	121,326	(b)(c)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.897%	3/25/33	23,767	17,350	(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $297,445)				254,713

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.1%
Credit Suisse First Boston Mortgage Securities Corp., 2001-28 1A1	0.867%	11/25/31	401,693	324,500	(b)
Sequoia Mortgage Trust, 2004-4 A	1.251%	5/20/34	67,734	64,373	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $453,375)				388,873

CORPORATE BONDS & NOTES - 0.8%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	662,000	733,165

INFORMATION TECHNOLOGY - 0.3%
Electronic Equipment, Instruments & Components - 0.3%

NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	1,310,000	1,506,500	(c)

TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
West Corp., Senior Notes	8.625%	10/1/18	490,000	514,500

See Notes to Schedule of Investments.

WESTERN ASSET INFLATION INDEXED PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
UTILITIES - 0.3%
Independent Power Producers & Energy Traders - 0.3%
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	1,250,000		$1,293,750	(c)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	462,307		506,226

TOTAL UTILITIES					1,799,976

TOTAL CORPORATE BONDS & NOTES (Cost - $4,522,948)					4,554,141

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 6.7%
Canada - 5.4%
Government of Canada, Bonds	4.250%	12/1/21	13,967,257	CAD	20,244,638
Government of Canada, Bonds	4.250%	12/1/26	1,369,625	CAD	2,262,313
Government of Canada, Bonds	4.000%	12/1/31	2,632,628	CAD	4,655,367
Government of Canada, Bonds	2.000%	12/1/41	3,834,570	CAD	5,655,239

Total Canada					32,817,557

United Kingdom - 1.3%
United Kingdom Treasury Gilt, Bonds	1.250%	11/22/55	2,519,140	GBP	5,589,872
United Kingdom Treasury Gilt, Bonds	0.625%	3/22/40	1,531,770	GBP	2,701,755	(c)

Total United Kingdom					8,291,627

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $40,841,209)					41,109,184

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $538,318,325)					590,660,836

SHORT-TERM INVESTMENTS - 2.8%
Repurchase Agreements - 2.8%
Credit Suisse First Boston Inc. repurchase agreement dated 9/28/12; Proceeds at maturity- $16,972,212; (Fully collateralized by U.S. government obligations, 4.375% due 5/15/41; Market Value -$17,361,229) (Cost - $16,972,000)	0.150%	10/1/12	16,972,000		16,972,000

TOTAL INVESTMENTS - 99.3% (Cost - $555,290,325#)					607,632,836
Other Assets in Excess of Liabilities - 0.7%					4,525,465

TOTAL NET ASSETS - 100.0%					$612,158,301

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

CAD	— Canadian Dollar
GBP	— British Pound

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation Indexed Plus Bond Fund (formerly known as Western Asset Inflation Indexed Plus Bond Portfolio) (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$544,353,925	—	$544,353,925
Asset-backed securities	—	254,713	—	254,713
Collateralized mortgage obligations	—	388,873	—	388,873
Corporate bonds & notes	—	4,554,141	—	4,554,141
Non-U.S. treasury inflation protected securities	—	41,109,184	—	41,109,184

Total long-term investments	—	$590,660,836	—	$590,660,836

Short-term investments†	—	16,972,000	—	16,972,000

Total investments	—	$607,632,836	—	$607,632,836

Other financial instruments:
Futures contracts	$40,021	—	—	$40,021
Forward foreign currency contracts	—	$172,015	—	172,015

Total other financial instruments	$40,021	$172,015	—	$212,036

Total	$40,021	$607,804,851	—	$607,844,872

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$23,859	—	—	$23,859
Forward foreign currency contracts	—	$645,897	—	645,897

Total other financial instruments	$23,859	$645,897	$—	$669,756

†	See Schedule of Investments for additional detailed categorizations.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $645,897. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$53,005,683
Gross unrealized depreciation	(663,172)

Net unrealized appreciation	$52,342,511

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2-Year Notes	484	12/12	$106,697,104	$106,737,125	$40,021
Contracts to Sell:
U.S. Treasury 30-Year Bonds	72	12/12	10,731,141	10,755,000	(23,859)

Net unrealized gain on open futures contracts					$16,162

During the period ended September 30, 2012, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	4,107	$2,334,543
Options closed	(2,207)	(1,715,999)
Options exercised	—	—
Options expired	(1,900)	(618,544)

Written options, outstanding as of September 30, 2012	—	—

At September 30, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
British Pound	Citibank, N.A.	5,700,000	$9,203,045	11/16/12	$(321,049)
Canadian Dollar	Citibank, N.A.	14,881,767	15,121,923	11/16/12	172,015
Canadian Dollar	Citibank, N.A.	22,886,560	23,255,894	11/16/12	(324,848)

Net unrealized loss on open forward foreign currency contracts					$(473,882)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2012.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$40,021	$(23,859)	—	—	$16,162
Foreign Exchange Risk	—	—	$172,015	$(645,897)	(473,882)

Total	$40,021	$(23,859)	$172,015	$(645,897)	$(457,720)

During the period ended September 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$38,936
Written options†	61,189
Forward foreign currency contracts (to buy) †	11,256,074
Forward foreign currency contracts (to sell)	33,449,202
Futures contracts (to buy)	28,561,773
Futures contracts (to sell)	16,224,095

†	At September 30, 2012, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
President

Date:	November 26, 2012

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 26, 2012